UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2026
_______________________________
ALIGNMENT HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
(Address of Principal Executive Offices) (Zip Code)
(844) 310-2247
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Members of the Company’s senior management team are scheduled to meet with investors and analysts at an industry conference and various other meetings on January 12-15, 2026. During the conference and meetings, the Company intends to address aspects of its prospects and performance as described below. The date and time of presentations to investors are available via the Investor Relations calendar of events and presentations on the Company's website at www.alignmenthealth.com. The Company’s presentation during the industry conference on January 14, 2026 is expected to be webcast and a replay will be available on the Company's Investor Relations website.

Update on 2026 Membership Outlook, 2026 Profitability Expectations and Full-Year 2025 Guidance

The Company has completed the Annual Enrollment Period (“AEP”) for 2026 and currently estimates that it will have approximately 275,300 members enrolled in its HMO and PPO contracts (“Health Plan Members”) as of January 1, 2026. This figure represents Health Plan Member growth of approximately 31% year-over-year when compared with the Company's Health Plan Membership as of January 1, 2025. Additionally, the Company expects to have 290,000 to 296,000 members as of December 31, 2026, representing approximately 24% to 27% growth relative to the midpoint of the Company’s latest Health Plan Membership guidance for year-end 2025 provided on October 30, 2025.

Furthermore, the Company is announcing its expectation that consensus adjusted EBITDA of approximately $145 million in 2026 will be within its full-year 2026 guidance range. 2026 guidance will be provided at its fourth-quarter 2025 earnings call.

Lastly, the Company is reaffirming its full-year 2025 guidance ranges on health plan membership, revenue, adjusted gross profit and adjusted EBITDA provided on October 30, 2025.

The 2025 financial guidance was previously issued in the Company’s press release dated October 30, 2025, as follows:

$ Millions	Low	High
Health Plan Membership	232,500	234,500
Revenue	$3,931	$3,946
Adjusted Gross Profit1	$474	$483
Adjusted EBITDA2	$90	$98

1.Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as income (loss) from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses. The Company cannot reconcile its estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.

2. Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on right of use assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense. The Company cannot reconcile its estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.

The Company believes that non-GAAP financial measures provide an additional way of viewing aspects of its operations that, when viewed with GAAP results, provide a more complete understanding of its results of operations and the factors and trends affecting its business. These non-GAAP financial measures are also used by its management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. For more information on the Company’s use of non-GAAP financial measures, please refer to its SEC filings, which are available on its Investor Relations site at alignmenthealth.com. The Company will not be providing any GAAP or other financial information with respect to its fourth quarter earnings at this time as it is in the process of closing its books for fiscal year 2025.

Press Release

The Company issued a press release on January 12, 2026, regarding the update on its membership outlook and 2025 full-year guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Management Presentation

On January 12, 2026, the Company posted a presentation in the “Investor Relations” portion of the Company's website at www.alignmenthealth.com. The Company intends to give this presentation during meetings with investors and analysts at the industry conference and in various other meetings on January 12-15, 2026. A copy of the presentation is attached and furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Cautionary Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to attract new members and enter new markets, including the need for certain governmental approvals; its ability to maintain a high rating for its plans on the Five Star Quality Rating System; its ability to develop and maintain satisfactory relationships with care providers that service its members; risks associated with being a government contractor; changes in laws and regulations applicable to its business model; risks related to its indebtedness; changes in market or industry conditions and receptivity to its technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in its labor costs. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2024, and the other periodic reports it files with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated January 12, 2026
99.2	Alignment Healthcare, Inc. Investor Presentation dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alignment Healthcare, Inc.

Date: January 12, 2026	By:	/s/ James M. Head
James M. Head
Chief Financial Officer